Filed Pursuant to Rule 497(e)
1933 Act File No. 333-183956
1940 Act File No. 811-22748

YCG FUNDS

February 26, 2016

Supplement to the Prospectus dated March 30, 2015

At a recent meeting of the Board of Trustees (the “Board”) of YCG Funds (the “Trust”), the Board approved, subject to shareholder approval, the removal of the diversification policy of the YCG Enhanced Fund (the “Fund”).  In connection with this action, the Board called a shareholder meeting for shareholders of the Fund to vote on the approval of the removal of the Fund’s diversification policy.

Shareholders of the Fund as of the record date will receive a proxy statement seeking their vote on the proposal.  The record date is February 22, 2016, and the shareholder meeting date is March 14, 2016.

More information is available in the proxy statement.  The proxy statement has been filed with the U.S. Securities and Exchange Commission (“SEC”), and is posted on the internet at www.ycgfunds.com/literature. Shareholders are urged to read the proxy statement and proxy card because they contain important information about the Trust, the Fund, the proposal and related matters.  Shareholders may obtain a free copy of the proxy statement and proxy card and other documents filed by the Trust with the SEC at the SEC’s web site at www.sec.gov.  The proxy statement and other related SEC documents filed by the Trust with the SEC may also be obtained free of charge from the Trust.

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Prospectus Supplement Dated February 26, 2016

Please Read Carefully and Keep for Future Reference